EXHIBIT 10.12

     SECOND AMENDMENT TO ACQUISITION LOAN AGREEMENT AND OTHER LOAN DOCUMENTS

         This SECOND AMENDMENT TO ACQUISITION LOAN AGREEMENT AND OTHER LOAN DOCUMENTS (this "Amendment"), dated as of November 8, 2004, is entered into by and between CAPITALSOURCE FINANCE LLC, a Delaware limited liability company, in its capacity as agent (in such capacity, "Agent") for the Lenders under the Loan Agreement referenced below, the Lenders party thereto, and INFOCROSSING, INC., a Delaware corporation ("Borrower").

                                R E C I T A L S:

         A. The Borrower, Agent and the Lenders have entered into that certain Acquisition Loan Agreement dated as of July 29, 2004 (as the same has been amended by that certain Amended and Restated Consent, Waiver and First Amendment to Acquisition Loan Agreement dated as of October 6, 2004 (the "First Amendment") and may further be amended, restated, supplemented or otherwise modified from time to time, the "Loan Agreement").

         B. Borrower, Agent and the Lenders desire to amend and modify the Loan Agreement and the First Amendment as herein set forth.

         NOW, THEREFORE, in consideration of the mutual agreements herein contained, and for other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, the parties hereto agree as follows:

         1. Definitions. Capitalized terms used herein, including in the above recitals, but not elsewhere defined herein shall have the respective meanings ascribed to such terms in the Loan Agreement.

         2. Amendments.

                  2.1 Amendments to the Loan Agreement. Section 6.17 of the Loan Agreement hereby is amended and restated in its entirety to read as follows:

                           6.17 Certain Bank Accounts. To the extent Borrower or
                  any Subsidiary of Borrower has not entered into a Deposit Account Control Agreement with respect to (a) any deposit, checking or other similar bank account (but not including any payroll, zero-balance or similar account), permit the aggregate amount on deposit in all such accounts at any time to exceed $75,000; (b) any payroll account, permit the aggregate amount on deposit in all payroll accounts (whether subject to Deposit Account Control Agreements or not) at any time to exceed the aggregate amount reasonably necessary to fund the payroll requirements of Borrower and its Subsidiaries in the ordinary course of business at such time and (c) any zero-balance or similar account, permit the aggregate amount on deposit in each such account at any time to exceed $-0-.


                  2.2 Amendments to First Amendment. The First Amendment ereby is amended as follows:

                  (a) Section 4(c) of the First Amendment hereby is amended by deleting the date "November 8, 2004" and substituting "December 31, 2004" therefor.

                  (b) Exhibit A attached to the First Amendment hereby is amended by deleting Paragraph 5(b) in its entirety and substituting the following therefor:

                           (b) to Borrower's knowledge, the matters described in
                  Schedule 3.1.7(b)(1) to the Purchase and Sale Agreement dated as of September 1, 2004 between the Borrower and Verizon Data Services Inc. could not reasonably be expected to have a Material Adverse Effect.

         3. Conditions to Effectiveness. The effectiveness of this Amendment shall be subject to the satisfaction of all of the following conditions in a manner, form and substance satisfactory to the Agent:

(a) the representations and warranties contained herein and in all other Loan Documents, as amended hereby, shall be true and correct in all material respects as of the date hereof, except for such representations and warranties limited by their terms to a specific date;

(b)      no Default or Event of Default shall be in existence;

(c) the Borrower shall have delivered to the Agent an executed original copy of this Amendment and each other agreement, document or instrument reasonably requested by the Agent in connection with this Amendment, each in form and substance reasonably satisfactory to Agent and Lenders;

(d) the Borrower shall have paid all fees, costs and expenses owed to and/or incurred by the Agent and Lenders arising in connection with the Loan Documents and/or this Amendment; and

(e) all proceedings taken in connection with the transactions contemplated by this Amendment and all documentation and other legal matters incident thereto shall be satisfactory to the Agent.

         4. Loan Agreement in Full Force and Effect as Amended. Except as specifically amended hereby, the Loan Agreement and other Loan Documents, including the First Amendment, shall remain in full force and effect and hereby are ratified and confirmed as so amended. Except as expressly set forth herein, this Amendment shall not be deemed to be a waiver, amendment or modification of any provisions of the Loan Agreement or any other Loan Document, including the First Amendment, or any right, power or remedy of Agent or Lenders, or constitute a waiver of any provision of the Loan Agreement or any other Loan Document, including the First Amendment, or any other document, instrument and/or agreement executed or delivered in connection therewith or of any Default or Event of Default under any of the foregoing, in each case whether arising before or after the date hereof or as a result of performance hereunder or thereunder. Except as set forth herein, Agent and Lenders reserve all rights, remedies, powers, or privileges available under the Loan Agreement, the other Loan Documents (including the First Amendment), at law or otherwise. All references to the Loan Agreement shall be deemed to mean the Loan Agreement as modified hereby. This Amendment shall not constitute a novation or satisfaction and accord of the Loan Agreement and/or other Loan Documents (including the First Amendment), but shall constitute an amendment thereof. The parties hereto agree to be bound by the terms and conditions of the Loan Agreement and the other Loan Documents (including the First Amendment) as amended by this Amendment, as though such terms and conditions were set forth herein. Each reference in the Loan Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of similar import shall mean and be a reference to the Loan Agreement as amended by this Amendment, and each reference herein or in any other Loan Document (including the First Amendment) to the "Loan Agreement" or "Credit Agreement" shall mean and be a reference to the Loan Agreement as amended and modified by this Amendment.

         5. Representations. Borrower hereby represents and warrants to Agent and Lenders as follows:

                  (a) it is duly incorporated, validly existing and in good standing under the laws of Delaware;

                  (b) the execution, delivery and performance by it of this Amendment and all other Loan Documents executed and/or delivered in connection herewith are within its powers, have been duly authorized, and do not contravene (i) its articles of incorporation, by-laws, or other organizational documents, or (ii) any applicable law;

                  (c) no consent, license, permit, approval or authorization of, or registration, filing or declaration with, any Governmental Authority or other Person is required in connection with the execution, delivery, performance, validity or enforceability of this Amendment or any other Loan Documents executed and/or delivered in connection herewith by or against it;

                  (d) this Amendment and all other Loan Documents executed and/or delivered in connection herewith have been duly executed and delivered by it;

                  (e) this Amendment and all other Loan Documents executed and/or delivered in connection herewith constitute its legal, valid and binding obligation enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally or by general principles of equity;

                  (f) after giving effect to this Amendment, it is not in default under the Loan Documents and no Default or Event of Default exists, has occurred and is continuing; and

                  (g) the representations and warranties contained in the Loan Documents (including the First Amendment) as amended hereby are true and correct in all material respects as of the date hereof as if made on the date hereof, except for such representations and warranties limited by their terms to a specific date.

         6. Miscellaneous.

                  (a) This Amendment may be executed in any number of counterparts (including by facsimile), and by the different parties hereto on the same or separate counterparts, each of which shall be deemed to be an original instrument but all of which together shall constitute one and the same agreement. Each party agrees that it will be bound by its own facsimile signature and that it accepts the facsimile signature of each other party. The descriptive headings of the various sections of this Amendment are inserted for convenience of reference only and shall not be deemed to affect the meaning or construction of any of the provisions hereof or thereof. Whenever the context and construction so require, all words herein in the singular number herein shall be deemed to have been used in the plural, and vice versa, and the masculine gender shall include the feminine and neuter and the neuter shall include the masculine and feminine.

                  (b) This Amendment may not be changed, amended, restated, waived, supplemented, discharged, canceled, terminated or otherwise modified orally or by any course of dealing or in any manner other than as provided in the Loan Agreement. This Amendment shall be considered part of the Loan Agreement and the First Amendment, as applicable, and shall be a Loan Document for all purposes under the Loan Agreement and the other Loan Documents.

                  (c) This Amendment, the Loan Agreement and the other Loan Documents (including the First Amendment) constitute the final, entire agreement and understanding between the parties with respect to the subject matter hereof and thereof and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements between the parties, and shall be binding upon and inure to the benefit of the successors and assigns of the parties hereto and thereto. There are no unwritten oral agreements between the parties with respect to the subject matter hereof and thereof.

                  (d) THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE CHOICE OF LAW PROVISIONS SET FORTH IN THE LOAN AGREEMENT AND SHALL BE SUBJECT TO THE WAIVER OF JURY TRIAL AND NOTICE PROVISIONS OF THE LOAN AGREEMENT.

                  (e) Borrower may not assign, delegate or transfer this Amendment or any of its rights or obligations hereunder. No rights are intended to be created under this Amendment for the benefit of any third party donee, creditor or incidental beneficiary of Borrower or any Guarantor. Nothing contained in this Amendment shall be construed as a delegation to Agent or Lenders of Borrower's or any Guarantor's duty of performance, including, without limitation, any duties under any account or contract in which Agent has or Lenders have a security interest or Lien. This Amendment shall be binding upon the Borrower and its successors and assigns.

                  (f) Borrower shall pay all costs and expenses incurred by Agent and Lenders or any of their affiliates, including, without limitation, reasonable attorneys' fees and expenses, in connection with entering into, negotiating, preparing, reviewing and executing this Amendment and the documents, agreements and instruments contemplated hereby and all related agreements, documents and instruments, and all of the same shall be part of the Obligations. If Agent, any Lender or any of their affiliates uses in-house counsel for any of the purposes set forth above the Borrower expressly agrees that the Obligations include reasonable charges for such work commensurate with the fees that would otherwise be charged by outside legal counsel selected by such Person in its sole discretion for the work performed.

                  (g) Borrower hereby (i) agrees that this Amendment shall not limit or diminish the obligations of Borrower under the Loan Documents,
         (ii) reaffirms its obligations under each of the Loan Documents to which it is a party, and (iii) agrees that each of such Loan Documents, as amended hereby, remains in full force and effect and is hereby ratified and confirmed.

                  (h) All representations and warranties made in this Amendment shall survive the execution and delivery of this Amendment and no investigation by Agent or Lenders shall affect such representations or warranties or the right of Agent or Lenders to rely upon them.

                  (i) BORROWER ACKNOWLEDGES AND AGREES THAT (A) IT HAS NO CLAIMS, COUNTERCLAIMS, OFFSETS, CREDITS OR DEFENSES TO THE LOAN DOCUMENTS AND THE PERFORMANCE OF ITS OBLIGATIONS THEREUNDER, OR (B) IF IT HAS ANY SUCH CLAIMS, COUNTERCLAIMS, OFFSETS, CREDITS OR DEFENSES TO THE LOAN DOCUMENTS AND/OR ANY TRANSACTION RELATED TO THE LOAN DOCUMENTS AND/OR THE OBLIGATIONS, THE SAME ARE HEREBY WAIVED, RELINQUISHED AND RELEASED IN CONSIDERATION OF AGENT'S AND LENDERS' EXECUTION AND DELIVERY OF THIS AMENDMENT.



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Second Amendment to Acquisition Loan Agreement and Other Loan Documents



         IN WITNESS WHEREOF, each of the parties has duly executed this Amendment as of the day and year first written above.


                               INFOCROSSING, INC.,
                               a Delaware corporation, as Borrower


                               By:      /s/ ZACH LONSTEIN
                                        ----------------------------------
                               Name:    Zach Lonstein
                               Title:   Chairman and CEO


                               CAPITALSOURCE FINANCE LLC,
                               as Agent and a Lender

                               By:      /s/ STEVEN A. MUSELES
                                        ----------------------------------
                               Name:    Steven A. Museles
                               Title:   Senior Vice President